UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03872

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Tax-Free Short-Intermediate Fund	August 31, 2020
PRFSX	Investor Class
PATIX	Advisor Class
TTSIX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE TAX-FREE FUNDS

HIGHLIGHTS

■	The broad tax-exempt market generated modest gains for the six months ended August 31, 2020, recovering from unprecedented bouts of volatility early in the period. However, performance was uneven as shorter-maturity bonds fared notably better than their longer-term counterparts, and high-grade bonds outperformed lower-quality credits.

■	T. Rowe Price’s Tax-Free Funds delivered mixed results and underperformed their respective Bloomberg Barclays benchmarks, though several funds outperformed their Lipper peer groups.

■	We continue to favor revenue-backed debt over general obligation bonds, which reflects our ongoing concerns about the substantial unfunded retirement liabilities burdening many state and local governments.

■	Many issuers will likely contend with fiscal challenges in the coming months. However, strong demand for tax-free income and other technical factors should add support to the asset class.

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CIO Market Commentary

Dear Shareholder

Financial markets recorded broadly positive results during the first half of your fund’s fiscal year, the six-month period ended August 31, 2020. Although the spread of the coronavirus disrupted global economies, historic levels of fiscal and monetary stimulus helped stocks and bonds recover from a sharp downturn.

After the S&P 500 Index reached a record close on February 19, markets became increasingly volatile as the coronavirus spread outside China. Governments around the world issued stay-at-home orders to contain the virus, and some sectors, such as travel, restaurants, and shopping malls, nearly came to a halt. Over 22 million Americans lost their jobs in March and April, and many measures of economic activity, including retail sales and industrial production, experienced record-setting declines.

As the extent of the crisis grew, investors rapidly moved their assets into U.S. Treasuries and cash. By March 23, the S&P 500 had fallen by about a third from the start of the year, and even traditionally safer areas of the market, such as high-quality corporate and municipal bonds, sold off during the downturn.

In response to the rapid economic contraction, the Federal Reserve cut its short-term lending rate back to near zero and began massive purchases of government and corporate bonds to stimulate the economy and increase liquidity in the fixed income market. The federal government also provided trillions of dollars in fiscal help in the form of direct payments to most Americans, expanded unemployment insurance, and subsidies to sectors such as transportation and health care that had been directly impacted by the pandemic.

As lockdowns eased during the summer, there were signs of economic recovery along with indications that a full return to normalcy could be slow. Almost half of the jobs lost early in the crisis had been recovered by the end of August, but the unemployment rate remained high at 8.4%. Corporate earnings, meanwhile, were better than predicted in the second quarter but were down 32% from a year earlier.

Boosted by the stimulus, hopes for an early vaccine for the coronavirus, and better-than-expected economic news, nearly all market sectors finished the period in positive territory. Large-cap growth stocks, especially technology and other Internet-related firms, led the recovery and helped push the S&P 500 and Nasdaq Composite Index to record highs by the end of the period. Conversely, small-cap value stocks were among the weakest performers.

In the fixed income universe, Treasuries recorded solid gains as yields dropped to record lows. All other major segments of the bond market produced positive results for the period, but the municipal bond sector lagged and eked out only small gains. Munis experienced unprecedented volatility in March and April, although a rebound in investor demand for tax-free income has helped the sector recover. In addition, amid growing concerns over projected municipal budget shortfalls, the Fed established a Municipal Liquidity Facility to provide short-term financing to qualifying state and local governments.

As the end of 2020 approaches, we expect markets to remain volatile. On the one hand, the Fed is unlikely to raise rates anytime soon, and the scale of monetary and fiscal stimulus could continue to support investor sentiment. However, another wave of coronavirus infections and setbacks in the search for treatments and a vaccine could heighten risk aversion. The U.S. elections in November and tensions between the U.S. and China could also unsettle investors.

Although much has changed as a result of the pandemic, our commitment to disciplined fundamental research remains steady, and we will be closely following any developments that could impact markets. Our investment analysts had more than 11,000 meetings with company managements and municipal debt issuers in 2019, and they expect to maintain that pace this year as they seek out insights that can benefit your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Exempt Money Fund returned 0.18% for the six-month period ended August 31, 2020, versus 0.29% for the Lipper Tax-Exempt Money Market Funds Index. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

In an attempt to curtail the economic damage resulting from the coronavirus, the Federal Reserve (Fed) cut its policy interest rate by 150 basis points in March to a target range of 0.00% to 0.25%. (One hundred basis points equals one percentage point.) The Fed continued to hold an accommodative stance through the end of August and signaled that it will likely keep short-term borrowing rates at ultralow levels for several more years.

The central bank also unveiled various special-purpose “facilities” to provide fixed income markets with adequate liquidity—ensuring that securities could be easily traded without major price impacts. This included a specific facility to relieve stresses in the tax-exempt market. The Fed’s interventions in the asset class took place after technical dislocations caused a severe spike in short-term yields that, in turn, pushed yields upward across the municipal curve. The technical pressures aided absolute returns for the Tax-Exempt Money Fund early in the reporting period, as we were able to take advantage of temporarily higher short-term yields.

However, the Fed’s aggressive policy actions drove money market yields substantially lower over the remainder of the reporting period, thereby limiting the fund’s return potential. A constrained supply of tax-exempt securities, which was due in part to increased issuance of taxable municipal debt, also restricted the upside potential of yields. As the market stabilized and cash flows into muni bond portfolios returned at a robust pace, strong demand for money market securities from these portfolios exerted further pressure on supply.

After rising early in the period, yields on longer-term municipal money market securities decreased meaningfully in accordance with Fed policy and supply constraints. Longer-term rates declined by approximately 74 basis points, and one-year tax-exempt securities traded at roughly 0.20% by the end of the period. Variable rate yields also declined, averaging 0.70% since the end of February compared with 1.19% during the prior six-month period. Yields for variable rate demand notes (VRDNs) with seven-day maturities spiked to roughly 5.20% in mid-March but fell to merely 0.08% by the end of August.

How is the fund positioned?

Overall, we maintained an overweight exposure to the shorter end of the yield curve. We believed that this positioning would provide us with greater flexibility to respond to changes in the interest rate outlook or adjustments in supply and demand dynamics, such as an uptick in tax-exempt issuance or a reversal of cash flows.

We shortened the fund’s weighted average maturity (WAM) during March as a defensive measure, moving it from 31 days to 19 days over the month. However, beginning in May, we extended the maturities of our investments, allowing the fund’s WAM to lengthen. By the end of the reporting period, the fund’s WAM of approximately 54 days was longer than that of its peer group.

VRDNs with maturities of one to seven days remained the fund’s largest allocation in absolute terms, composing 56% of the fund’s net assets as of August 31, 2020. However, this represented an underweight position relative to peers. With VRDNs offering lower yields, we instead favored general market notes and commercial paper with maturities out to 90 days.

Consistent with the fund’s objective, we continued to rely on our fundamental research strengths in the individual credit selection process. Within the health care space, which continued to represent the fund’s largest sector allocation, we held prominent positions in Yale New Haven Health Obligated Group (Connecticut) and Trinity Health Corp. We also added exposure to the water and sewer and special tax sectors, purchasing securities from the District of Columbia Water and Sewer Authority and personal income tax revenue anticipation notes from the Dormitory Authority of the State of New York. Our overall holdings of general obligation (GO) debt decreased since the fund’s last report. Within the GO sector, we continued to favor higher-quality issuers such as Harris County (Texas). (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

What is portfolio management’s outlook?

The Fed has anchored short-term interest rates near 0% and is widely expected to hold an accommodative policy stance through at least the end of 2023. Moreover, we anticipate that the Fed will continue its balance sheet expansion and interventions in short-term funding markets as needed to maintain adequate levels of liquidity.

However, should interest rate sentiment or supply and demand conditions in the municipal money market suddenly shift, we believe that our positioning in VRDNs and commercial paper would allow us to respond quickly and appropriately. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

TAX-FREE SHORT-INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free Short-Intermediate Fund returned 1.29% for the six-month period ended August 31, 2020, and modestly underperformed its benchmark, the Bloomberg Barclays 1–5 Year Blend (1–6 Year Maturity) Index, which returned 1.36%. However, the fund outpaced its Lipper peer group, the Lipper Short-Intermediate Municipal Debt Funds Average, which gained 0.72%. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The municipal bond market experienced unprecedented bouts of volatility early in the period. Muni bond funds industrywide experienced large outflows during March and April as the spread of the coronavirus accelerated and investors flocked to cash, U.S. Treasuries, or equities on lower valuations. This, in turn, caused market liquidity to become temporarily strained, leading to pricing pressures throughout the asset class that hurt the fund’s returns.

Over the ensuing months, however, renewed demand for municipal debt and a limited supply of tax-exempt bonds powered a strong recovery for the asset class, and the fund erased earlier losses. The market’s rebound was influenced in part by the perceived attractiveness of municipal bond valuations relative to other areas of fixed income. An influx of buyers who typically invest in taxable bonds helped drive tax-exempt yields broadly downward, leading to record-low yields for highly rated municipal securities. In addition, the Fed’s lowering of the federal funds rate to near 0% pulled short-term Treasury yields to ultralow levels. Front-end municipal yields ultimately decreased in sympathy with Treasuries, which benefited the fund’s returns.

In this environment, asset allocation hurt the fund’s performance relative to the benchmark. At the broad sector level, our underweight exposure to prerefunded bonds—which are among the highest-quality bonds in the marketplace—and our overweight to revenue-backed debt weighed on results. Allocations within the revenue sector further detracted from performance. In particular, relative returns were hindered by our overweight exposure to the transportation subsector, which was disproportionately impacted by the coronavirus, and by our underweight to the water and sewer subsector, which tends to be more defensive during market downturns.

Our yield curve management added value over the period. The fund’s duration was positioned marginally longer versus its benchmark, which contributed to relative returns as yields declined on average. Individual security selection modestly contributed to performance due to our selections of general obligation (GO) bonds, which were concentrated in higher-quality credits. However, this was partially offset by our selections of revenue-backed debt, particularly in the health care subsector, as the negative impacts of the coronavirus on hospitals and other health care facilities were reflected in our holdings.

How is the fund positioned?

Consistent with our preference for avoiding large bets on the direction of interest rates, we kept the fund’s duration—a key measure of interest rate sensitivity—within a close range of its benchmark. Since our last report, we modestly extended the fund’s weighted average duration to 2.68 years from 2.48 years, concluding the period in line with the benchmark’s duration.

Two of the fund’s largest absolute allocations—as well as its largest overweight positions versus the benchmark—were the transportation and health care subsectors. These areas of the market typically offer higher yields and are less susceptible to the pension and other post-employment benefit funding shortfalls that persist for many GO borrowers.

Although they were acutely impacted by the coronavirus, transportation and health care revenue bonds, in general, have rebounded in recent months amid continued economic reopening. Our long-term outlooks for these subsectors remain positive, and, as valuations became more attractive during the period, we sought to selectively add exposure to our favored issuers. Prominent purchases included consolidated revenue bonds for the Port Authority of New York and New Jersey and Washington Health Care Facilities Authority revenue bonds. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

While we remain cautious on GO debt, the one- to six-year maturity segment of the municipal market offers fewer revenue bond opportunities than its longer-term counterparts. As a result, the fund’s underweight position in the GO sector remained more modest than that of T. Rowe Price’s other national tax-free funds. In this context, we sought to keep the fund’s GO allocation largely concentrated in higher-quality state and local issuers, focusing on those with healthy reserves and comparatively well-funded pension plans. During the period, we added names such as the State of California, as well as the State of Florida on attractive relative valuations.

Despite our concerns about states with poorly funded pensions, we are not averse to investing in such issuers when we believe relative value exists. To this end, we modestly added to our exposure to the State of Illinois, as we felt comfortable investing in its shorter-dated paper at credit spread levels not seen in years. (Credit spreads are the yield differences between higher- and lower-quality bonds of similar maturity.)

The fund’s overall credit quality was little changed. As shown in the Credit Quality Diversification pie chart, at the end of August 2020, approximately 56% of the fund’s assets were invested in bonds within the two highest credit rating categories. In terms of relative value, we continue to believe that the most attractive opportunities to earn incremental risk-adjusted yield exist among mid- to lower-rated investment-grade bonds, particularly those rated A or BBB, which composed a meaningful share of the fund’s investments. The fund also maintained small allocations in noninvestment-grade bonds (rated BB or lower) and unrated bonds.

What is portfolio management’s outlook?

The municipal market is large and diverse, with many issuers that have historically managed their finances in a prudent manner by building rainy day funds and properly funding their long-term liabilities. Nonetheless, the depth of the public health crisis has placed fiscal pressures on even the most prepared state and local governments.

Although market conditions have largely recovered, the financial positions of state and local governments are particularly challenging today, and the long-term impacts of the coronavirus on the municipal asset class are still to be determined. Over the near term, state and local governments will continue facing considerable stress as they try to balance the escalating costs of providing necessary services to their citizens and adequately funding their existing long-term liabilities amid steep revenue shortfalls. While states and other municipal borrowers may receive some additional relief beyond the Coronavirus Aid, Relief, and Economic Security (CARES) Act and the Fed’s Municipal Liquidity Facility, the situation will remain especially challenging for borrowers with budget stresses that existed prior to the crisis. Revenue-backed municipal bond issuers will face their own set of hurdles as the loss of revenues leads to financial pressures.

Nevertheless, with good fiscal management at many state and local governments, we anticipate that the municipal market will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. In addition to monetary policy support from the Fed, we expect strong investor demand for municipal debt and other technical factors to keep borrowing costs for muni issuers low and bond prices high. Though we anticipate challenges in the market going forward, we believe that the strength of our credit research and our fundamental, bottom-up approach should help our clients navigate the environment.

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free Income Fund returned -1.10% for the six months ended August 31, 2020. The fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which advanced 0.19%, as well as its Lipper peer group average, which returned -0.96%. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The municipal bond market experienced unprecedented bouts of volatility early in the period. As the spread of the coronavirus accelerated and investors flocked to cash or U.S. Treasuries, muni bond funds industrywide experienced large outflows during March and April. This, in turn, caused market liquidity to become unusually strained, leading to pricing pressures throughout the asset class that hurt the fund’s returns.

Over the ensuing months, however, relief from the Fed and Congress helped to restore investor confidence. Renewed demand for municipal debt and a limited supply of tax-exempt bonds powered a strong recovery for the asset class, and the fund partially recouped earlier losses. The combination of unprecedented fiscal stimulus and accommodative monetary policy actions in other fixed income markets—largely corporate bonds—led to attractive municipal bond valuations for many “crossover” buyers. An influx of buyers who typically invest in taxable bonds helped drive tax-exempt yields broadly downward, leading to record-low yields for highly rated municipal securities.

In this environment, security selection of revenue bonds was the main driver of underperformance versus the benchmark. Reflecting the economic impacts of the coronavirus, our selections in the health care subsector and, to a smaller degree, the education and transportation subsectors hindered relative results.

Asset allocation also hurt relative returns. At the broad sector level, our underweight to general obligation (GO) bonds and overweight to the revenue sector negatively impacted performance. Allocations among revenue-backed subsectors further detracted from results. This was mostly due to our overweight to the health care subsector and underweight to the water and sewer subsector, which tends to be more defensive during market downturns. However, our overweight to industrial revenue/pollution control bonds and underweight to the leasing subsector modestly aided returns.

Our yield curve management added value. Compared with its benchmark, the fund held a moderately longer duration position, which benefited relative performance as yields declined on average.

How is the fund positioned?

The fund’s overall credit quality was little changed since our annual report. We continue to believe that the most attractive opportunities to earn incremental risk-adjusted yield exist among mid- to lower-rated investment-grade bonds, particularly those rated A—which represented our largest allocation—and BBB. For additional credit quality diversification and enhanced return potential, we maintained a small position in noninvestment-grade debt (rated BB or lower).

The fund’s weighted average duration—a key measure of interest rate sensitivity—extended from 4.97 years to 5.26 years during the past six months. As of August 31, 2020, our duration was moderately longer than the benchmark’s duration of 4.75 years. Historically, we have favored positioning the fund’s duration within a narrow range of the benchmark, and we continue to carefully monitor our position to avoid large-scale bets on the direction of interest rates. Over the period, we allowed the fund’s duration to lengthen as we sought to take advantage of opportunities at the long end of the yield curve by selling our short-dated, high-quality prerefunded debt.

As the municipal market stabilized, investor demand for quality drove yields for short-term, highly rated bonds toward record lows. While this segment of the market presented limited upside potential, we felt that compelling risk-adjusted yield opportunities existed further out both the credit quality and maturity spectrums, particularly in sectors where prices had been considerably impacted by the coronavirus. Relying heavily on our fundamental credit research, we selectively added positions in medium- and lower-quality bonds with longer maturities at attractive credit spreads.

Such purchases included tobacco-securitized bonds from Buckeye Tobacco Settlement Financing Authority (Ohio) and revenue bonds from select Puerto Rico-based issuers. Namely, we added exposure to the Puerto Rico Aqueduct and Sewer Authority (PRASA) and Puerto Rico Sale Tax Fin. (COFINA), though our overall exposure to Puerto Rico debt remained conservative compared with many peers. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In terms of sector allocations, we continue to prefer revenue-backed debt at the expense of GO bonds, which reflects our longer-term concerns about the unfunded pension and other post-employment benefit liabilities burdening many state and local governments. Among revenue subsectors, we maintained our largest allocations in health care and transportation bonds, which represented overweight positions compared with the benchmark. Within these subsectors, we prefer large hospital systems, toll roads, and major-hub airports—especially those with healthy reserves and sophisticated management teams that, in our view, aid their ability to withstand the financial challenges of the public health crisis.

Although they experienced disproportionate impacts from the coronavirus, health care and transportation revenue bonds have generally rebounded in recent months amid continued economic reopening. Our long-term outlooks for these subsectors remain positive, and, as valuations became more attractive during the period, we sought to selectively add exposure to issuers with strong financial metrics. Prominent purchases included health care revenue bonds issued for University of North Carolina Hospitals at Chapel Hill and ground transportation revenue bonds for the Washington Metropolitan Area Transit Authority (Washington, DC). (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

What is portfolio management’s outlook?

The municipal market is large and diverse, with many issuers that have historically managed their finances in a prudent manner by building rainy day funds and properly funding their long-term liabilities. Nonetheless, the depth of the public health crisis has placed fiscal pressures on even the most prepared state and local governments.

Although market conditions have largely recovered, the financial positions of state and local governments are particularly challenging today, and the long-term impacts of the coronavirus on the municipal asset class are still to be determined. Over the near term, state and local governments will continue facing considerable stress as they try to balance the escalating costs of providing necessary services to their citizens and adequately funding their existing long-term liabilities amid steep revenue shortfalls. While states and other municipal borrowers may receive some additional relief beyond the Coronavirus Aid, Relief, and Economic Security (CARES) Act and the Fed’s Municipal Liquidity Facility, the situation will remain especially challenging for borrowers with budget stresses that existed prior to the crisis. Revenue-backed municipal bond issuers will face their own set of hurdles as the loss of revenues leads to financial pressures.

Nevertheless, with good fiscal management at many state and local governments, we anticipate that the municipal market will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. In addition to monetary policy support from the Fed, we expect strong investor demand for municipal debt and other technical factors to keep borrowing costs for muni issuers low and bond prices high. Though we anticipate challenges in the market going forward, we believe that the strength of our credit research and our fundamental, bottom-up approach should help our clients navigate the environment.

TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free High Yield Fund returned -3.87% over the past six months and underperformed its benchmark, the Bloomberg Barclays 65% High-Grade/35% High-Yield Index. However, the fund fared better than the Lipper High Yield Municipal Debt Funds Average, which returned -3.99%. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The municipal bond market experienced unprecedented bouts of volatility early in the period. As the spread of the coronavirus accelerated during March and April and investors flocked to cash or U.S. Treasuries, muni bond funds industrywide experienced large outflows. This, in turn, caused market liquidity to become unusually strained, leading to pricing pressures throughout the asset class that hurt the fund’s returns. High yield municipals suffered the most severe price declines.

Over the ensuing months, however, relief from the Fed and Congress helped to restore investor confidence. Renewed demand for municipal debt and a limited supply of tax-exempt bonds powered a strong recovery for the asset class. The combination of unprecedented fiscal stimulus and accommodative monetary policy actions in other fixed income markets—largely corporate bonds—led to attractive municipal bond valuations for many “crossover” buyers. An influx of buyers who typically invest in taxable bonds helped drive tax-exempt yields broadly downward. As risk sentiment returned, lower-rated municipals—especially those from segments heavily impacted by the coronavirus—began to rebound, and the fund partially recouped earlier losses.

In this environment, our individual security selections of revenue bonds drove underperformance versus the benchmark. Reflecting the economic impacts of the coronavirus, our selections in the health care subsector and, to a smaller degree, the transportation and special tax subsectors weighed on relative returns most significantly. Asset allocation among revenue subsectors also detracted from performance, largely due to our overweight exposure to the health care subsector. At the broad sector level, our underweight allocation to general obligation (GO) debt and overweight to revenue bonds also hindered results.

However, our yield curve management added value. The fund’s overall duration—a key measure of interest rate sensitivity—was positioned longer than that of the benchmark, which benefited relative returns as yields declined on average. Consistent with our preference for avoiding large bets on the direction of interest rates, we continued to manage the fund’s duration within a generally close range of its benchmark. At the same time, we sought to take advantage of unique opportunities in longer-maturity bonds, which, along with selling short-term prerefunded bonds early in the period, consequently extended the fund’s weighted average duration over the period from 4.89 years to 5.60 years.

How is the fund positioned?

As the municipal market stabilized, investor demand for quality drove yields for short-term, highly rated bonds toward record lows. While this segment of the market presented limited upside potential, we felt that compelling risk-adjusted yield opportunities existed further out both the credit quality and maturity spectrums, particularly in sectors whose prices had been considerably impacted by the coronavirus. Relying heavily on our fundamental credit research, we selectively added positions in medium-and lower-quality bonds with longer maturities at attractive credit spreads.

Such purchases included Parish of St. James (Louisiana) industrial revenue/pollution control bonds issued for NuStar Logistics, L.P., tobacco-securitized bonds issued from Buckeye Tobacco Settlement Financing Authority (Ohio), and Dallas/Fort Worth International Airport revenue bonds. We also added to our positions in select Puerto Rico-based issuers—namely the Puerto Rico Aqueduct and Sewer Authority and Puerto Rico Sale Tax Fin. (COFINA)—as yields for these bonds reached compelling levels, in our view. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Due in part to our buying activity in lower-rated credits, the fund’s weighted average credit quality declined slightly during the period. As shown in the Credit Quality Diversification pie chart on the previous page, at the end of August 2020, the fund’s largest allocation was in the BBB rated segment. We also continued to hold meaningful exposure to noninvestment-grade credits (rated BB or lower) for enhanced return potential and additional credit quality diversification, as well as an allocation to nonrated bonds.

In terms of sector allocations, we remained cautious on areas of the market that, in our view, face long-term headwinds, such as tobacco-securitized debt and GO issuers with pension funding challenges. Accordingly, we kept a substantial overweight allocation in bonds backed by dedicated revenue streams, which are largely shielded from pension and other post-employment benefit liabilities.

Despite our concerns about states with poorly funded pensions, we are not averse to investing in such issuers when we believe relative value exists. To this end, we modestly added to our exposure to the State of Illinois, as we felt comfortable investing in its shorter-dated paper at credit spread levels not seen in years.

Among revenue-backed subsectors, health care revenue bonds—both from hospitals and continuing care retirement communities (CCRCs)—represented our largest allocation. Although health care revenue bonds could face another bout of pricing pressure from the continued effects of the coronavirus, our long-term thesis for the subsector remains intact. Aided by the resumption of elective procedures with high profit margins, hospital credits have rebounded in recent months. Moreover, we believe that strong reserve balances for many hospital systems and the recent provision of federal aid should enable the subsector to withstand financial challenges related to the coronavirus.

We also maintained our overweight position in life care facilities. This segment of the market experienced stress due to the acute coronavirus risks to older adults, but we believe that long-term demographic trends remain highly favorable for many life care operators. Within the space, we prefer multi-site, nonprofit CCRCs with strong financial metrics, geographic diversification, and skilled management teams.

The corporate-backed industrial revenue/pollution control subsector was the fund’s second-largest overweight relative to the benchmark. In our view, this subsector serves as an added source of diversification within the tax-exempt market and provides opportunities for incremental risk-adjusted yield. We also continue to like the long-term credit fundamentals in the transportation subsector, favoring large toll roads and major-hub airports that benefit from limited competition and strong support from federal and state agencies.

What is portfolio management’s outlook?

The municipal market is large and diverse, with many issuers that have historically managed their finances in a prudent manner by building rainy day funds and properly funding their long-term liabilities. Nonetheless, the depth of the public health crisis has placed fiscal pressures on even the most prepared state and local governments.

Although market conditions have largely recovered, the financial positions of state and local governments are particularly challenging today, and the long-term impacts of the coronavirus on the municipal asset class are still to be determined. Over the near term, state and local governments will continue facing considerable stress as they try to balance the escalating costs of providing necessary services to their citizens and adequately funding their existing long-term liabilities amid steep revenue shortfalls. While states and other municipal borrowers may receive some additional relief beyond the Coronavirus Aid, Relief, and Economic Security (CARES) Act and the Fed’s Municipal Liquidity Facility, the situation will remain especially challenging for borrowers with budget stresses that existed prior to the crisis. Revenue-backed municipal bond issuers will face their own set of hurdles as the loss of revenues leads to financial pressures.

Nevertheless, with good fiscal management at many state and local governments, we anticipate that the municipal market will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. In addition to monetary policy support from the Fed, we expect strong investor demand for municipal debt and other technical factors to keep borrowing costs for muni issuers low and bond prices high. Though we anticipate challenges in the market going forward, we believe that the strength of our credit research and our fundamental, bottom-up approach should help our clients navigate the environment.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Intermediate Tax-Free High Yield Fund returned -2.30% for the six months ended August 31, 2020, compared with -0.79% for the Bloomberg Barclays 65% High-Grade/35% High-Yield Intermediate Competitive (1–17 Year Maturity) Index. The fund outperformed its peer group, the Lipper High Yield Municipal Debt Funds Average—which encompasses funds of various maturity and duration constraints—by a wide margin. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The municipal bond market experienced unprecedented bouts of volatility early in the period. As the spread of the coronavirus accelerated during March and April and investors flocked to cash or U.S. Treasuries, muni bond funds industrywide experienced large outflows. This, in turn, caused market liquidity to become unusually strained, leading to pricing pressures throughout the asset class that hurt the fund’s returns. High yield municipals suffered the most severe price declines.

Over the ensuing months, however, relief from the Fed and Congress helped to restore investor confidence. Renewed demand for municipal debt and a limited supply of tax-exempt bonds powered a strong recovery for the asset class. The combination of unprecedented fiscal stimulus and accommodative monetary policy actions in other fixed income markets—largely corporate bonds—led to attractive municipal bond valuations for many “crossover” buyers. An influx of buyers who typically invest in taxable bonds helped drive tax-exempt yields broadly downward. As risk sentiment returned, lower-rated municipals—especially those from segments heavily impacted by the coronavirus—began to rebound, and the fund partially recouped earlier losses.

In this environment, asset allocation was the largest detractor from relative performance. Within the revenue sector, our overweight positions in health care and industrial revenue/pollution control bonds—which were disproportionately affected by the coronavirus—detracted from returns. However, our underweight to the transportation subsector modestly aided relative performance. At the broad sector level, our underweight allocations to general obligation (GO) bonds and overweight to revenue-backed debt hindered relative results.

Individual selections of revenue bonds also hurt performance, mostly due to negative selections in the health care, power, and housing subsectors. This was partially offset by a contribution from our selections of industrial revenue/ pollution control bonds. Yield curve management also worked against us. The fund’s modestly shorter average duration position relative to the benchmark detracted from results as yields declined on average.

How is the fund positioned?

Consistent with our preference for avoiding large bets on the direction of interest rates, we kept the fund’s duration—a key measure of interest rate sensitivity—within a close range of its benchmark. On average, the fund’s duration was positioned modestly shorter than that of its benchmark during the period. However, at the end of August, its weighted average duration (4.44 years) was modestly longer than that of the benchmark (4.25 years). The fund’s duration increased as we sought to take advantage of attractive opportunities in longer-term bonds, and due to selling short-term prerefunded bonds early in the period.

As the municipal market stabilized, investor demand for quality drove yields for short-term, highly rated bonds toward record lows. While this segment of the market presented limited upside potential, we felt that compelling risk-adjusted yield opportunities existed further out both the credit quality and maturity spectrums, particularly in sectors whose prices had been considerably impacted by the coronavirus. Relying heavily on our fundamental credit research, we selectively added positions in medium- and lower-quality bonds with longer maturities at attractive credit spreads.

Such purchases included tobacco-securitized bonds issued by Michigan Tobacco Settlement Finance Authority and Hunt Refining Co. (Alabama) revenue bonds. We also added exposure to select Puerto Rico-based issuers—namely the Puerto Rico Aqueduct and Sewer Authority and Puerto Rico Sale Tax Fin. (COFINA)—as yields for these bonds reached compelling levels, in our view. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Due in part to our buying activity in lower-rated credits, the fund’s weighted average credit quality declined slightly over the period. As shown in the Credit Quality Diversification pie chart, at the end of August, the fund’s largest allocation was in the BBB rated segment. We also continued to hold meaningful exposure to A rated bonds, as well as noninvestment-grade credits (rated BB or lower) for enhanced return potential and further credit quality diversification. In addition, the fund maintained an allocation to nonrated bonds.

In terms of sector allocations, we remained cautious on areas of the market that, in our view, face long-term headwinds, such as GO issuers with pension funding challenges. Accordingly, we maintained a substantial overweight allocation to bonds backed by dedicated revenue streams, which are largely shielded from pension and other post-employment benefit liabilities. Among revenue-backed subsectors, health care revenue bonds—both from hospitals and continuing care retirement communities (CCRCs)—represented our largest allocation.

Although health care revenue bonds could face another bout of pricing pressure from the continued effects of the coronavirus, our long-term thesis for the subsector remains intact. Aided by the resumption of elective procedures with high profit margins, hospital credits have rebounded in recent months. Moreover, we believe that healthy reserve balances for many hospital systems and the recent provision of federal aid should enable the subsector to withstand financial challenges related to the coronavirus. Adding to our hospital exposure over the period, we purchased bonds issued for Garnet Health Medical Center (New York).

We also maintained our overweight position in life care facilities. This segment of the market experienced stress due to the acute coronavirus risks to older adults, but we believe that long-term demographic trends remain highly favorable for many life care operators. Within the space, we prefer multi-site, nonprofit CCRCs with strong financial metrics, geographic diversification, and skilled management teams.

The corporate-backed industrial revenue/pollution control subsector also represented an overweight position relative to the benchmark. In our view, this subsector serves as an added source of diversification within the tax-exempt market and provides opportunities for incremental risk-adjusted yield.

What is portfolio management’s outlook?

The municipal market is large and diverse, with many issuers that have historically managed their finances in a prudent manner by building rainy day funds and properly funding their long-term liabilities. Nonetheless, the depth of the public health crisis has placed fiscal pressures on even the most prepared state and local governments.

Although market conditions have largely recovered, the financial positions of state and local governments are particularly challenging today, and the long-term impacts of the coronavirus on the municipal asset class are still to be determined. Over the near term, state and local governments will continue facing considerable stress as they try to balance the escalating costs of providing necessary services to their citizens and adequately funding their existing long-term liabilities amid steep revenue shortfalls. While states and other municipal borrowers may receive some additional relief beyond the Coronavirus Aid, Relief, and Economic Security (CARES) Act and the Fed’s Municipal Liquidity Facility, the situation will remain especially challenging for borrowers with budget stresses that existed prior to the crisis. Revenue-backed municipal bond issuers will face their own set of hurdles as the loss of revenues leads to financial pressures.

Nevertheless, with good fiscal management at many state and local governments, we anticipate that the municipal market will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. In addition to monetary policy support from the Fed, we expect strong investor demand for municipal debt and other technical factors to keep borrowing costs for muni issuers low and bond prices high. Though we anticipate challenges in the market going forward, we believe that the strength of our credit research and our fundamental, bottom-up approach should help our clients navigate the environment.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE TAX-EXEMPT MONEY FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Investments in high yield bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal bond funds may be highly impacted by events tied to the overall municipal securities markets, including unfavorable legislative or political developments and adverse changes in the financial conditions of municipal bond issuers and the economy. Some income may be subject to state and local taxes and the federal alternative minimum tax.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIOS

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Intermediate Tax-Free High Yield Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. The Tax-Exempt Money Fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

August 31, 2020 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 100.2%		
Alabama 0.8%		
Black Belt Energy Gas Dist., Series A, VRDN, 4.00%, 8/1/47 (Tender 7/1/22)	1,040	1,102
Black Belt Energy Gas Dist., Series A, VRDN, 4.00%, 12/1/48 (Tender 12/1/23)	10,105	11,086
Jefferson County, Series A, GO, 5.00%, 4/1/21	1,500	1,540
Jefferson County, Series A, GO, 5.00%, 4/1/22	2,900	3,109
		16,837
Arizona 2.2%		
Arizona Dept. of Transportation State Highway Fund Revenue, Sub Highway Revenue, Series A, 5.00%, 7/1/21	2,000	2,080
Arizona HFA, Banner Health Group, Series C, VRDN, 0.02%, 1/1/46	3,220	3,220
Maricopa County IDA, Banner Health Group, FRN, 100% of MUNIPSA + 0.38%, 0.47%, 1/1/35 (Tender 10/18/22)	3,895	3,875
Maricopa County IDA, Banner Health Group, FRN, 100% of MUNIPSA + 0.57%, 0.66%, 1/1/35 (Tender 10/18/24)	7,445	7,371
Maricopa County IDA, Banner Health Group, VRDN, 5.00%, 1/1/46 (Tender 5/15/26)	7,000	8,594
Maricopa County IDA, Banner Health Group, Series B, VRDN, 5.00%, 1/1/48 (Tender 10/18/22)	2,325	2,543
Maricopa County Pollution Control, Public Service Company of New Mexico, Series A, VRDN, 1.05%, 1/1/38 (Tender 6/1/22)	2,000	2,004
Phoenix Civic Improvement, Junior Lien, Series B, GO, 5.00%, 7/1/23 (1)	2,000	2,227
Phoenix Civic Improvement, Junior Lien, Series B, GO, 5.00%, 7/1/24 (1)	1,000	1,151
Phoenix Civic Improvement, Junior Lien, Series B, GO, 5.00%, 7/1/25 (1)	1,250	1,480
Phoenix Civic Improvement, Phoenix Sky Harbor Int'l. Airport, Series A, 5.00%, 7/1/21 (1)	400	413
Phoenix Civic Improvement, Phoenix Sky Harbor Int'l. Airport, Series A, 5.00%, 7/1/22 (1)	975	1,050

Salt River Agriculture Improvement & Power Dist., 5.00%, 1/1/24	5,300	6,141
Salt River Agricultural Improvement & Power Dist., Series 2011A, 5.00%, 12/1/28	1,500	1,587
		43,736

California 7.2%

California, GO, 5.00%, 9/1/21	5,875	6,157
California, GO, 5.00%, 4/1/22	1,185	1,275
California, GO, 5.00%, 10/1/22	17,290	19,022
California, GO, 5.00%, 10/1/23	2,000	2,294
California, GO, 5.00%, 11/1/23	10,500	12,085
California, GO, 5.25%, 9/1/22	10,175	11,207
California, GO, Refunding, 5.00%, 10/1/22	4,000	4,401
California, Various Purpose, GO, 4.00%, 3/1/24	18,780	21,252
California, Various Purpose, GO, 4.00%, 3/1/27	10,000	12,194
California HFFA, Adventist Health System, Series B, VRDN, 0.02%, 9/1/38	1,750	1,750
California HFFA, Kaiser Permanente, Series D, VRDN, 5.00%, 11/1/32 (Tender 11/1/22)	5,975	6,577
California, Index Floating Rate Bond, Series B, GO, FRN, 70% of 1M USD LIBOR + 0.76%, 0.868%, 12/1/31 (Tender 12/1/21)	3,750	3,751
California Statewide CDA, Methodist Hosp. of Southern CA, 5.00%, 1/1/21	300	304
California Statewide CDA, Methodist Hosp. of Southern CA, 5.00%, 1/1/22	500	527
California Statewide CDA, Methodist Hosp. of Southern CA, 5.00%, 1/1/23	500	546
California Statewide CDA, Methodist Hosp. of Southern CA, 5.00%, 1/1/24	600	677
California Statewide CDA, Methodist Hosp. of Southern CA, 5.00%, 1/1/25	1,025	1,192
California Statewide CDA, Methodist Hosp. of Southern CA, 5.00%, 1/1/26	1,125	1,343
California Statewide CDA, Viamonte Senior Living, 3.00%, 7/1/25	3,000	3,025

Long Beach Harbor Revenue, Series C, 4.00%, 7/15/21	3,000	3,094
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/21	750	781
Los Angeles Dept. of Airports, Los Angeles Intern, 5.00%, 5/15/23 (1)	3,000	3,346
Metropolitan Water Dist. of Southern California, Series A-2, VRDN, 0.01%, 7/1/37	3,300	3,300
San Diego Assoc. of Gov'ts, Green Bond-Mid Coast Corridor, 5.00%, 11/15/23	5,000	5,487
San Francisco City & County Int'l. Airport, Series 2018A, 5.00%, 5/1/22 (1)	1,025	1,091
San Francisco City & County Int'l. Airport, Series D, 5.00%, 5/1/22 (1)	1,325	1,411
San Francisco City & County Int'l. Airport, Series D, 5.00%, 5/1/23 (1)	800	892
San Francisco City & County Int'l. Airport, Unrefunded Balance, Series 2018A, 5.00%, 5/1/23 (1)	800	892
Univ. of California Regents, Series AK, VRDN, 5.00%, 5/15/48 (Tender 5/15/23)	14,000	15,760
		145,633

Colorado 2.5%

Colorado HFA, Catholic Health Initiatives, Series B-1, 5.00%, 7/1/26 (Prerefunded 11/9/22) (2)	1,745	1,921
Colorado HFA, Children's Hosp., Series A, VRDN, 0.02%, 12/1/52	3,900	3,900
Colorado HFA, Children's Hosp., Series B, VRDN, 0.10%, 12/1/52	1,200	1,200
Colorado HFA, Christian Living Neighborhoods, 4.00%, 1/1/21	375	375
Colorado HFA, Christian Living Neighborhoods, 4.00%, 1/1/22	400	401
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/23	750	768
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/24	630	650
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/25	600	622
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/26	550	572
Colorado HFA, Commonspirit Health, Series B-2, VRDN, 5.00%, 8/1/49 (Tender 8/1/26)	1,000	1,178

Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/22	1,800	1,973
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/23	1,600	1,820
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/24	1,150	1,352
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/25	2,150	2,602
Colorado HFA, Sanford Health, Series A, 5.00%, 11/1/27	2,050	2,591
Colorado, Series A, GO, 5.00%, 12/15/24	2,830	3,387
Denver City & County, Series A, 5.00%, 8/1/22	2,000	2,171
Denver City & County, Series A, 5.00%, 8/1/23	2,300	2,592
Denver City & County Airport, Series A, 5.00%, 11/15/20	3,435	3,468
Denver City & County Airport, Series A, 5.00%, 11/15/20 (1)	3,300	3,330
Denver City & County Airport, Series A, 5.00%, 12/1/21 (1)	800	845
Denver City & County Airport, Series A, 5.25%, 11/15/22 (1)	1,540	1,626
Denver City & County Airport, Series B, 5.00%, 11/15/20	1,000	1,009
Denver Convention Center Hotel Auth., 4.00%, 12/1/21	500	509
Denver Convention Center Hotel Auth., 5.00%, 12/1/22	2,350	2,470
E-470 Public Toll Highway, Series A, 5.00%, 9/1/20	2,000	2,000
E-470 Public Toll Highway, Series A, 5.00%, 9/1/26	1,250	1,559
E-470 Public Toll Highway, Series B, FRN, 67% of 1M USD LIBOR + 1.05%, 1.164%, 9/1/39 (Tender 9/1/21)	3,075	3,076
		49,967

Connecticut 0.2%

Connecticut Special Tax Obligation, Transportation Infrastructure, Series A, 5.00%, 9/1/23	3,000	3,414
		3,414

District of Columbia 1.4%

Dist. of Columbia, Income Tax, Series A, GO, 5.00%, 3/1/26	3,100	3,875
Dist. of Columbia, Income Tax, Series C, 5.00%, 12/1/22	4,620	5,118
Dist. of Columbia, Income Tax, Series G, GO, 5.00%, 12/1/29 (Prerefunded 12/1/21) (2)	1,250	1,324
Dist. of Columbia, Income Tax, Series G, GO, 5.00%, 12/1/29	145	153

Metropolitan Washington Airports Auth., 5.00%, 10/1/24 (1)	1,155	1,350
Metropolitan Washington Airports Auth., Series A, 5.00%, 10/1/23 (1)	6,460	7,299
Metropolitan Washington Airports Auth., Series A, 5.00%, 10/1/24 (1)	3,975	4,647
Metropolitan Washington Airports Auth., Series A, 5.00%, 10/1/26 (1)	1,500	1,680
Metropolitan Washington Airports Auth., Airport System Revenue, Series A, 5.00%, 10/1/24 (1)	2,000	2,174
		27,620

Florida 8.4%

Alachua County HFA, Shands Teaching Hospital, 5.00%, 12/1/25	1,225	1,479
Alachua County HFA, Shands Teaching Hospital, 5.00%, 12/1/26	500	619
Alachua County HFA, Shands Teaching Hospital, VRDN, 5.00%, 12/1/37 (Tender 12/1/26)	1,000	1,191
Brevard County HFA, Health First, 5.00%, 4/1/21	1,000	1,025
Brevard County HFA, Health First, 5.00%, 4/1/23	1,895	2,103
Broward County Airport System Revenue, 5.00%, 10/1/21 (1)	550	577
Broward County Airport System Revenue, 5.00%, 10/1/22 (1)	425	462
Broward County Airport System Revenue, 5.00%, 10/1/23 (1)	675	760
Broward County Airport System Revenue, Series A, 5.00%, 10/1/23 (1)	1,250	1,408
Broward County Airport System Revenue, Series A, 5.00%, 10/1/24 (1)	1,250	1,455
Broward County Airport System Revenue, Series A, 5.00%, 10/1/25 (1)	2,065	2,470
Broward County Airport System Revenue, Series B, 5.00%, 10/1/23 (1)	1,375	1,549
Broward County Airport System Revenue, Series B, 5.00%, 10/1/24 (1)	1,400	1,629
Broward County Airport System Revenue, Series B, 5.00%, 10/1/25 (1)	1,500	1,795

Broward County Airport System Revenue, Series C, 5.00%, 10/1/25 (1)	1,235	1,477
Broward County Airport System Revenue, Series P-1, 5.00%, 10/1/22 (1)	2,500	2,717
Broward County School Dist., TAN, 2.00%, 6/30/21	5,000	5,075
Broward County Water & Sewer Utility Revenue, Series B, 5.00%, 10/1/22	1,395	1,535
Central Florida Expressway Auth., Senior Lien, 5.00%, 7/1/21	325	337
Central Florida Expressway Auth., Senior Lien, 5.00%, 7/1/22	750	812
Central Florida Expressway Auth., Senior Lien, 5.00%, 7/1/23	740	833
Central Florida Expressway Auth., Senior Lien, 5.00%, 7/1/24	250	292
Florida, Board of Ed., Capital Outlay, Series B, GO, 5.00%, 6/1/25	7,340	8,967
Florida, Board of Ed., Capital Outlay, Series C, GO, 5.00%, 6/1/22	11,250	12,204
Florida, Board of Ed., Capital Outlay, Series C, GO, 5.00%, 6/1/25	5,610	6,602
Florida, Board of Ed., Capital Outlay, Series E, GO, 5.00%, 6/1/31	9,065	10,951
Florida, Board of Ed., Capital Outlay, Series E, GO, 5.00%, 6/1/25	7,425	9,071
Florida Dept. of Environmental Protection, Series A, 5.00%, 7/1/22	4,800	5,223
Florida DOT, Right of Way Acquisition & Bridge Construction, GO, 5.00%, 7/1/27	4,290	5,553
Florida DOT, Right of Way Acquisition & Bridge Construction, Series A, GO, 5.00%, 7/1/21	4,420	4,596
Florida DOT, Right of Way Acquisition & Bridge Construction, Series A,GO, 5.00%, 7/1/22	4,655	5,065
Florida DOT, Turnpike Auth., Series A, 5.00%, 7/1/22	11,300	12,297
Florida DOT, Turnpike System Revenue, Series A, 4.00%, 7/1/30	4,000	4,483
Florida Municipal Power Agency, All-Requirements Power Supply, 5.00%, 10/1/21	685	718
Florida Municipal Power Agency, All-Requirements Power Supply, 5.00%, 10/1/22	1,265	1,378
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/20 (1)	2,700	2,710

Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/23 (1)	3,300	3,725
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/25 (1)	5,000	6,017
Greater Orlando Aviation Auth., Series A, 5.00%, 10/1/28 (1)	3,000	3,838
Hillsborough County IDA, Baycare Health System, Series B, VRDN, 0.02%, 11/1/38	5,100	5,100
Hillsborough County IDA, Baycare Health System, Series D, VRDN, 0.04%, 11/15/42	1,000	1,000
Jacksonville Electric Auth., Water & Sewer, Series A, 5.00%, 10/1/22 (3)	1,000	1,097
Martin County HFA, Memorial Medical Center, 5.00%, 11/15/22 (3)	1,445	1,595
Miami-Dade County Aviation Revenue, Series B, 5.00%, 10/1/20 (1)	1,150	1,154
Miami-Dade County Expressway Auth., Series 2014A, 5.00%, 7/1/30	2,000	2,303
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/24	1,530	1,655
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/31	2,000	2,297
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/21	2,070	2,137
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/22	3,250	3,481
Orange County Convention Center, Tourist Dev. Tax, 5.00%, 10/1/23	3,350	3,728
Orange County School Board, Series C, 5.00%, 8/1/28	1,750	2,283
Palm Beach County HFA, Baptist Health South Florida, 5.00%, 8/15/21	400	417
Palm Beach County HFA, Baptist Health South Florida, 5.00%, 8/15/22	500	543
Palm Beach County HFA, Baptist Health South Florida, 5.00%, 8/15/23	700	790
Palm Beach County HFA, Baptist Health South Florida, 5.00%, 8/15/24	610	711
Palm Beach County HFA, Baptist Health South Florida, 5.00%, 8/15/25	600	722
Palm Beach County HFA, Baptist Health South Florida, 5.00%, 8/15/26	600	739
South Miami HFA, Baptist Health South Florida, 5.00%, 8/15/21	500	521
South Miami HFA, Baptist Health South Florida, 5.00%, 8/15/22	580	630

Tampa, Baycare Health, Series A, 5.00%, 11/15/25	1,500	1,611
		169,512
Georgia 4.8%		
Atlanta Water & Wastewater, 5.00%, 11/1/31	5,000	5,972
Burke County Dev. Auth., Georgia Power Plant Vogtle, VRDN, 2.15%, 10/1/32 (Tender 6/13/24)	7,500	7,811
Burke County Dev. Auth., Georgia Power Plant Vogtle, VRDN, 2.25%, 10/1/32 (Tender 5/25/23)	2,450	2,522
Cobb County Kennestone Hosp. Auth., Series A, RAC, 5.00%, 4/1/21	355	364
Cobb County Kennestone Hosp. Auth., Series A, RAC, 5.00%, 4/1/23	350	390
Cobb County Kennestone Hosp. Auth., Series A, RAC, 5.00%, 4/1/24	350	404
Cobb County Kennestone Hosp. Auth., Series A, RAC, 5.00%, 4/1/25	350	417
Forsyth County School Dist., GO, 5.00%, 2/1/22	9,140	9,765
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/21	160	164
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/22	700	750
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/24	500	577
Fulton County Dev. Auth., WellStar Health., Series A, RAC, 5.00%, 4/1/25	400	476
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series A, 5.00%, 2/15/25	245	289
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series B, 5.00%, 2/15/21	705	719
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series B, 5.00%, 2/15/23	500	551
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health System, Series B, 5.00%, 2/15/24	750	857
Georgia, Series A-1, GO, 5.00%, 2/1/22	4,800	5,129
Georgia, Series C, GO, 5.00%, 7/1/23	3,600	4,089

Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 5.00%, 8/1/22	1,220	1,314
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 5.00%, 8/1/24	4,535	5,233
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 5.00%, 8/1/25	4,760	5,631
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, RAC, 5.00%, 8/1/27	1,500	1,759
LaGrange-Troup County Hosp. Auth., WellStar Health, RAC, 5.00%, 4/1/22	300	321
LaGrange-Troup County Hosp. Auth., WellStar Health, RAC, 5.00%, 4/1/23	325	362
LaGrange-Troup County Hosp. Auth., WellStar Health, RAC, 5.00%, 4/1/25	500	596
Main Street Natural Gas, Series A, GO, 5.00%, 5/15/24	500	567
Main Street Natural Gas, Series B, VRDN, 4.00%, 8/1/49 (Tender 12/2/24)	8,800	9,991
Main Street Natural Gas, Series C, VRDN, 4.00%, 8/1/48 (Tender 12/1/23)	5,050	5,578
Main Street Natural Gas, Series D, FRN, 67% of 1M USD LIBOR + 0.83%, 0.934%, 8/1/48 (Tender 12/1/23)	5,200	5,200
Main Street Natural Gas, Series E, FRN, 100% of MUNIPSA + 0.57%, 0.66%, 8/1/48 (Tender 12/1/23)	5,000	4,987
Main Street Natural Gas, Georgia Municipal Gas Auth., Series C, VRDN, 4.00%, 3/1/50 (Tender 9/1/26)	6,040	7,032
Municipal Electric Auth. of Georgia, General Power Revenue, 5.00%, 1/1/21	265	269
Municipal Electric Auth. of Georgia, General Power Revenue, 5.00%, 1/1/22	375	398
Municipal Electric Auth. of Georgia, General Power Revenue, 5.00%, 1/1/23	550	606
Municipal Electric Auth. of Georgia, General Power Revenue, Series HH, 5.00%, 1/1/21	700	711
Municipal Electric Auth. of Georgia, General Power Revenue, Series HH, 5.00%, 1/1/22	2,085	2,210
Municipal Electric Auth. of Georgia, General Power Revenue, Series HH, 5.00%, 1/1/23	2,925	3,222
		97,233

Hawaii 0.5%

State of Hawaii, Series FT, GO, 5.00%, 1/1/24	4,000	4,621
State of Hawaii Airports System Revenue, 5.00%, 7/1/22 (1)	5,130	5,321
		9,942

Illinois 4.7%

Chicago Midway Int'l Airport, Series A, 5.00%, 1/1/25 (1)	2,470	2,772
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/22 (1)	9,000	9,468
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/27 (1)	6,000	6,973
Chicago O'Hare Int'l. Airport, Series B, 5.00%, 1/1/22	3,900	4,120
Chicago O'Hare Int'l. Airport, Series B, 5.00%, 1/1/23	3,750	4,120
Chicago O'Hare Int'l. Airport, Series C, 5.00%, 1/1/21	1,750	1,775
Chicago O'Hare Int'l. Airport, Series C, 5.00%, 1/1/22	1,700	1,796
Chicago Transit Auth., Capital Grant, 5.00%, 6/1/21	600	618
Chicago Wastewater, Series B, 5.00%, 1/1/21	1,500	1,522
Chicago Wastewater, Series B, 5.00%, 1/1/22	1,100	1,164
Chicago Wastewater, Series B, 5.00%, 1/1/23	1,850	2,007
Chicago Wastewater, Series B, 5.00%, 1/1/24	2,140	2,396
Chicago Wastewater, Series C, 5.00%, 1/1/22	1,000	1,058
Chicago Waterworks, 5.00%, 11/1/22	1,000	1,086
Chicago Waterworks, 5.00%, 11/1/23	3,750	4,209
Chicago Waterworks, 5.00%, 11/1/24	3,850	4,439
Chicago Waterworks, Series A-1, 5.00%, 11/1/23	1,300	1,459
Chicago Waterworks, Series A-1, 5.00%, 11/1/24	460	530
Illinois, GO, 5.00%, 1/1/21 (4)	220	221
Illinois, GO, 5.00%, 2/1/21	2,550	2,587
Illinois, GO, 5.00%, 2/1/25	1,055	1,167
Illinois, GO, 5.125%, 5/1/22	900	952
Illinois, Series A, GO, 5.00%, 10/1/25	705	789
Illinois, Series A, GO, 5.00%, 11/1/25	3,825	4,284

Illinois, Series B, GO, 5.00%, 9/1/25	5,000	5,587
Illinois, Series D, GO, 5.00%, 11/1/21	6,300	6,533
Illinois, Series D, GO, 5.00%, 11/1/23	2,230	2,392
Illinois Fin. Auth., Series A-3, VRDN, 0.02%, 8/15/42	3,000	3,000
Illinois Fin. Auth., Northshore University Health, 5.00%, 8/15/23	1,000	1,133
Illinois Fin. Auth., Northshore University Health, 5.00%, 8/15/24	1,000	1,176
Illinois Fin. Auth., Northshore University Health, 5.00%, 8/15/25	1,250	1,520
Illinois Fin. Auth., Univ. of Chicago Medical Center, Series D-1, VRDN, 0.02%, 8/1/43	5,165	5,165
Metropolitan Pier & Exposition Auth., McCormick Place, Series B, 5.00%, 12/15/20	4,840	4,883
Northern Illinois Municipal Power Agency, Series A, 5.00%, 12/1/20	910	920
Railsplitter Tobacco Settlement Auth., 5.00%, 6/1/23	1,800	2,011
		95,832

Indiana 0.4%

Indiana Fin. Auth., Indiana Univ., VRDN, 1.65%, 12/1/42 (Tender 7/1/22)	3,700	3,747
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/20	655	656
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/21	1,295	1,341
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/22	640	684
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/23	815	898
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/24	845	957
		8,283

Iowa 1.3%

Iowa Fin. Auth., Midwestern Fertilizer, 3.125%, 12/1/22	690	698
Iowa Fin. Auth., Unity Point Health, Series B, 5.00%, 2/15/21	1,300	1,326
Iowa Fin. Auth., Unity Point Health, Series B, 5.00%, 2/15/22	1,200	1,277
Iowa Fin. Auth., Unity Point Health, Series B, 5.00%, 2/15/23	1,000	1,107
Iowa Fin. Auth., Unity Point Health, Series E, VRDN, 0.02%, 2/15/41	2,900	2,900

Iowa Fin. Auth., Unity Point Health, Series F, VRDN, 0.04%, 7/1/41	850	850
PEFA, VRDN, 5.00%, 9/1/49 (Tender 9/1/26)	14,285	17,426
		25,584
Kansas 0.0%		
Lenexa City, Lakeview Village, Health Care Fac., Series A, 5.00%, 5/15/23	650	680
		680
Kentucky 2.0%		
Ashland Medical Center Revenue, DBA King's Daughter's Medical Center, Series 2019, 5.00%, 2/1/22	500	524
Ashland Medical Center Revenue, DBA King's Daughter's Medical Center, Series 2019, 5.00%, 2/1/23	625	674
Ashland Medical Center Revenue, DBA King's Daughter's Medical Center, Series 2019, 5.00%, 2/1/24	575	637
Ashland Medical Center Revenue, DBA King's Daughter's Medical Center, Series 2019, 5.00%, 2/1/25	610	692
Ashland Medical Center Revenue, DBA King's Daughter's Medical Center, Series 2019, 5.00%, 2/1/26	550	635
Kentucky Economic DFA, Owensboro Medical Health, 5.00%, 6/1/21	1,235	1,261
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/21	1,200	1,226
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/22	1,150	1,206
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/23	2,000	2,151
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/24	1,115	1,228
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/25	1,400	1,573
Kentucky Economic DFA, Owensboro Medical Health, Series A, 5.00%, 6/1/26	2,175	2,482
Kentucky Public Energy Auth., Series A, VRDN, 4.00%, 4/1/48 (Tender 4/1/24)	2,500	2,759

Kentucky Public Energy Auth., Series C, VRDN, 4.00%, 2/1/50 (Tender 2/1/28)	11,305	13,278
Louisville & Jefferson County Regional Airport Auth., UPS Worldwide Forwarding , Series B, VRDN, 0.03%, 1/1/29 (1)	6,600	6,600
Russell, Bon Secours Health System, 5.00%, 11/1/22 (3)	3,555	3,901
		40,827
Louisiana 0.4%		
Louisiana Offshore Terminal Auth., Loop Project, Series A, VRDN, 1.65%, 9/1/27 (Tender 12/1/23)	1,750	1,756
New Orleans Aviation Board, Series B, 5.00%, 1/1/21 (1)	525	532
New Orleans Aviation Board, Series B, 5.00%, 1/1/22 (1)	325	343
New Orleans Aviation Board, Series B, 5.00%, 1/1/23 (1)	250	273
New Orleans Aviation Board, Series B, 5.00%, 1/1/24 (1)	225	254
New Orleans Aviation Board, Series B, 5.00%, 1/1/25 (1)	250	290
Saint Charles Parish PCR, Shell Oil Norco Project, Series B, VRDN, 0.03%, 10/1/22	400	400
Saint John the Baptist Parish, Marathon Oil, VRDN, 2.10%, 6/1/37 (Tender 7/1/24)	2,000	2,008
Tobacco Settlement Fin., Series A, 5.00%, 5/15/22	1,685	1,775
Tobacco Settlement Fin., Series A, 5.00%, 5/15/23	1,000	1,083
		8,714
Maryland 5.2%		
Baltimore City, Convention Center Hilton Hotel, 5.00%, 9/1/20	500	500
Baltimore City, Convention Center Hilton Hotel, 5.00%, 9/1/22	1,100	1,045
Baltimore City, Convention Center Hilton Hotel, 5.00%, 9/1/23	500	469
Baltimore City, Convention Center Hilton Hotel, 5.00%, 9/1/24	1,950	1,809
Baltimore City, Convention Center Hilton Hotel, 5.00%, 9/1/25	2,040	1,870
Baltimore City, Water, Series C, 5.00%, 7/1/21	1,555	1,616
Baltimore County, Series B, GO, 5.00%, 8/1/27	5,675	6,660
Gaithersburg, Economic Dev., Asbury Maryland Obligated Group, Series B, 5.00%, 1/1/27	6,040	6,499

Howard County, Consolidated Public Improvement, Series B, GO, 5.00%, 2/15/23	4,475	5,002
Maryland, Series B, GO, 5.00%, 8/1/24	5,800	6,877
Maryland DOT, 5.00%, 2/1/22	5,805	6,200
Maryland Economic Dev., Ports America Chesapeake, Series A, 5.00%, 6/1/21	500	507
Maryland Economic Dev., Ports America Chesapeake, Series A, 5.00%, 6/1/22	395	409
Maryland Economic Dev., Ports America Chesapeake, Series A, 5.00%, 6/1/23	370	400
Maryland Economic Dev., Purple Line Light Rail, Series A, 5.00%, 3/31/24 (1)	7,955	7,698
Maryland Economic Dev., Purple Line Light Rail, Series D, 5.00%, 9/30/24 (1)	250	242
Maryland Economic Dev., Purple Line Light Rail, Series D, 5.00%, 3/31/29 (1)	790	762
Maryland HHEFA, Adventist Healthcare, Series A, 5.25%, 1/1/25	1,000	1,140
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/26	1,230	1,446
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/27	2,500	2,993
Maryland HHEFA, Greater Baltimore Medical Center, 5.25%, 7/1/24 (Prerefunded 7/1/21) (2)	65	68
Maryland HHEFA, Greater Baltimore Medical Center, Unrefunded Balance, Series C, 5.25%, 7/1/24	335	347
Maryland HHEFA, LifeBridge Health, Carroll Hosp., Series A, 5.00%, 7/1/25 (Prerefunded 7/1/22) (2)	500	542
Maryland HHEFA, LifeBridge Health, Carroll Hosp., Series A, 5.00%, 7/1/27 (Prerefunded 7/1/22) (2)	500	542
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/25	2,000	2,361
Maryland HHEFA, Peninsula Regional Health System, 5.00%, 7/1/23	350	388
Maryland HHEFA, Peninsula Regional Health System, 5.00%, 7/1/24	350	401
Maryland HHEFA, Peninsula Regional Health System, 5.00%, 7/1/25	665	783

Maryland HHEFA, Peninsula Regional Health System, 5.00%, 7/1/26	1,250	1,503
Maryland HHEFA, Univ. of Maryland Medical, VRDN, 5.00%, 7/1/45 (Tender 7/1/25)	2,530	2,984
Maryland HHEFA, Univ. of Maryland Medical, Series D, VRDN, 0.02%, 7/1/41	1,000	1,000
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/21 (3)	4,040	4,198
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/22 (3)	2,615	2,837
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/23 (3)	9,000	10,169
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/24 (3)	795	934
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/26 (Prerefunded 7/1/24) (2)	1,535	1,817
Montgomery County, Series C, GO, 5.00%, 10/1/24	4,285	5,113
Prince George's County, Consolidated Public Improvement, Series A, GO, 5.00%, 7/15/21	7,330	7,640
Prince George's County, Consolidated Public Improvement, Series A, GO, 5.00%, 9/15/22	5,000	5,492
Prince George's County, Consolidated Public Improvement, Series C, GO, 5.00%, 8/1/23	1,740	1,982
Rockville, Ingleside at King Farm, Series C-2, 3.00%, 11/1/25	130	125
		105,370

Massachusetts 1.8%

Commonwealth of Massachusetts, Series C, GO, 5.00%, 7/1/27 (Prerefunded 7/1/22) (2)	8,640	9,398
Commonwealth of Massachusetts, Series E, GO, 5.00%, 9/1/25 (Prerefunded 9/1/22) (2)	7,390	8,095
Commonwealth of Massachusetts, Series F, GO, 5.00%, 11/1/25 (Prerefunded 11/1/22) (2)	10,000	11,031
Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/21 (1)	1,610	1,658
Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/22 (1)	2,000	2,129
Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/23 (1)	2,000	2,194
Massachusetts Ed. Fin. Auth., Series J, 5.00%, 7/1/24 (1)	2,000	2,258
		36,763

Michigan 3.4%

Detroit City School Dist., Series C, GO, 5.25%, 5/1/25 (5)	8,395	9,408
Detroit City Water Supply System Revenue, Senior Lien, Series A, 5.25%, 7/1/27 (Prerefunded 7/1/21) (2)	2,775	2,892
Detroit Downtown Dev. Auth., Series A, 5.00%, 7/1/24 (4)	975	1,132
Great Lakes Water Auth. Water Supply System Revenue, Series A, 5.00%, 7/1/25	1,500	1,785
Great Lakes Water Auth. Water Supply System Revenue, Senior Lien, Series C, 5.00%, 7/1/23	2,780	3,139
Great Lakes Water Auth. Water Supply System Revenue, Senior Lien, Series C, 5.00%, 7/1/27	5,800	7,125
Michigan Building Auth., Series I, 5.00%, 10/15/21	1,000	1,054
Michigan Building Auth., Series I, 5.00%, 4/15/22	750	808
Michigan, City of Detroit, GO, 5.00%, 4/1/21	1,000	1,011
Michigan, City of Detroit, GO, 5.00%, 4/1/22	850	874
Michigan, City of Detroit, GO, 5.00%, 4/1/23	500	522
Michigan, City of Detroit, GO, 5.00%, 4/1/24	900	953
Michigan, City of Detroit, GO, 5.00%, 4/1/25	860	922
Michigan Fin. Auth., Series A-2, 4.00%, 8/20/21	2,550	2,643
Michigan Fin. Auth., Great Lakes Water Auth., Senior Lien, Series C, 5.00%, 7/1/29 (4)	2,500	2,881
Michigan Fin. Auth., Henry Ford Health System, 5.00%, 11/15/20	325	328
Michigan Fin. Auth., Henry Ford Health System, 5.00%, 11/15/21	925	973
Michigan Fin. Auth., Henry Ford Health System, 5.00%, 11/15/22	1,475	1,614
Michigan Fin. Auth., Local Gov't Loan Program, 5.00%, 7/1/27 (4)	2,850	3,287
Michigan Fin. Auth., Local Gov't Loan Program, 5.00%, 7/1/29	1,500	1,729
Michigan Hosp. Fin. Auth., Trinity Health Credit Group, Series C, 5.00%, 12/1/20	775	784
Michigan Hosp. Fin. Auth., Trinity Health Credit Group, Series C, 5.00%, 12/1/21	775	818

Michigan Hosp. Fin. Auth., Trinity Health Credit Group, Series C, 5.00%, 12/1/22	500	549
Michigan Hosp. Fin. Auth., Trinity Health Credit Group, Series C, 5.00%, 12/1/23	550	626
Michigan Hosp. Fin. Auth., Trinity Health Credit Group, Series C, 5.00%, 12/1/24	975	1,149
Wayne County Airport Auth., Series A, 4.00%, 12/1/20 (1)(4)	2,665	2,689
Wayne County Airport Auth., Series A, 5.00%, 12/1/22	2,220	2,431
Wayne County Airport Auth., Series A, 5.00%, 12/1/23	430	487
Wayne County Airport Auth., Series A, 5.00%, 12/1/24	500	586
Wayne County Airport Auth., Series B, 5.00%, 12/1/20 (1)	550	556
Wayne County Airport Auth., Series B, 5.00%, 12/1/21 (1)	1,185	1,251
Wayne County Airport Auth., Series B, 5.00%, 12/1/22 (1)	1,215	1,324
Wayne County Airport Auth., Series B, 5.00%, 12/1/23 (1)	2,195	2,475
Wayne County Airport Auth., Series B, 5.00%, 12/1/24 (1)	2,385	2,774
Wayne County Airport Auth., Series B, 5.00%, 12/1/25 (1)	2,405	2,870
Wayne County Airport Auth., Series C, 5.00%, 12/1/22	3,000	3,032
		69,481
Minnesota 2.1%		
Minnesota, Series A, GO, 5.00%, 8/1/23	4,000	4,557
Minnesota, Series A, GO, 5.00%, 8/1/24	5,000	5,933
Minnesota, Series A, GO, 5.00%, 8/1/26	5,320	6,737
Minnesota, Series D, GO, 5.00%, 10/1/24	8,675	10,358
Minnesota, Series D, GO, 5.00%, 8/1/21	3,220	3,362
Minnesota, Series D, GO, 5.00%, 10/1/21	2,120	2,231
Minnesota, Series D, GO, 5.00%, 8/1/27	7,875	9,638
		42,816
Mississippi 0.4%		
Mississippi Business Fin., Cheveron, Series E, VRDN, 0.03%, 12/1/30	7,035	7,035
		7,035

Missouri 0.3%		
Missouri HEFA, SSM Health Care, Series A, 5.00%, 6/1/26	1,665	1,912
Missouri HEFA, Washington Univ., Series B, VRDN, 0.03%, 9/1/30	700	700
Missouri HEFA, Washington Univ., Series D, VRDN, 0.02%, 9/1/30	1,100	1,100
Saint Louis Airport, Series B, 5.00%, 7/1/21 (1)(4)	400	414
Saint Louis Airport, Series B, 5.00%, 7/1/22 (1)(4)	450	485
Saint Louis Airport, Series B, 5.00%, 7/1/23 (1)(4)	215	238
Saint Louis Airport, Series B, 5.00%, 7/1/24 (1)(4)	840	960
Saint Louis Airport, Series B, 5.00%, 7/1/25 (1)(4)	375	441
		6,250
Montana 0.1%		
Kalispell, Immanuel Lutheran, Series A, 5.00%, 5/15/21	760	765
Kalispell, Immanuel Lutheran, Series A, 5.00%, 5/15/22	685	693
		1,458
Nebraska 0.7%		
Central Plains Energy, Project No. 3, 5.00%, 9/1/42	4,070	4,379
Central Plains Energy, Project No. 3, GO, 5.00%, 9/1/32	3,000	3,228
Central Plains Energy, Project No. 4, GO, VRDN, 5.00%, 3/1/50 (Tender 1/1/24)	5,375	6,070
		13,677
Nevada 0.8%		
Clark County, Transportation Improvement, Series B, GO, 5.00%, 12/1/22	6,495	7,181
Clark County Dept. of Aviation, Airport Improvement, Series A, 5.00%, 7/1/21	3,000	3,109
Clark County Dept. of Aviation, Airport Improvement, Las Vegas-McCarran Int'l., Series A-1, 5.00%, 7/1/22 (1)	1,700	1,834

Clark County Dept. of Aviation, Airport Improvement, Las Vegas-McCarran Int'l., Passenger Fac. Charge, Series B, 5.00%, 7/1/21 (1)	2,405	2,493
Clark County School Dist., Series A, GO, 3.00%, 6/15/23 (4)	450	479
Clark County School Dist., Series A, GO, 3.00%, 6/15/24 (4)	405	440
Clark County School Dist., Series A, GO, 3.00%, 6/15/25 (4)	650	719
Clark County School Dist., Series A, GO, 5.00%, 6/15/26 (4)	500	613
		16,868

New Jersey 1.3%

New Jersey Economic Dev. Auth., The Goethals, 5.00%, 7/1/22 (1)	1,650	1,761
New Jersey EFA, Princeton Univ., Series B, 5.00%, 7/1/21	2,660	2,767
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/25	5,500	5,919
New Jersey HCFFA, Virtua Health, Series B, VRDN, 0.01%, 7/1/43	3,700	3,700
New Jersey Transportation Trust Fund Auth., Federal Highway Reimbursement, Series A, 5.00%, 6/15/24	3,085	3,492
New Jersey Transportation Trust Fund Auth., Transportation System, Series A, 5.00%, 12/15/24	1,775	2,038
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/35 (Prerefunded 1/1/22) (2)	3,500	3,723
Tobacco Settlement Fin., Series A, 5.00%, 6/1/22	1,760	1,895
		25,295

New Mexico 0.3%

Farmington PCR, Public Services of New Mexico, San Juan Project, VRDN, 1.10%, 6/1/40 (Tender 6/1/23)	1,250	1,254
New Mexico Hosp. Equipment Loan Council, Series B, VRDN, 5.00%, 8/1/49 (Tender 8/1/25)	4,850	5,688
		6,942

New York 11.4%

Brooklyn Arena Local Dev. Corp., Barclays Center, Series A, 5.00%, 7/15/21	1,700	1,730

Brooklyn Arena Local Dev. Corp., Barclays Center, Series A, 5.00%, 7/15/22	975	1,023
Brooklyn Arena Local Dev. Corp., Barclays Center, Series A, 5.00%, 7/15/23	1,250	1,341
Brooklyn Arena Local Dev. Corp., Barclays Center, Series A, 5.00%, 7/15/24	3,000	3,284
Metropolitan Transportation Auth., Series D, 5.00%, 11/15/20	5,000	5,029
Metropolitan Transportation Auth., Series D, 5.00%, 11/15/21	3,750	3,854
Metropolitan Transportation Auth., Series D-1, BAN, 5.00%, 9/1/22	14,780	15,430
Nassau County Local Economy Assistance Corp., Winthrop Univ. Hosp., 5.00%, 7/1/22	1,000	1,079
New York City, Series 1, GO, 5.00%, 8/1/25	5,400	6,521
New York City, Series B, GO, 5.00%, 8/1/23	6,370	7,202
New York City, Series C, GO, 5.00%, 8/1/22	8,755	9,547
New York City, Series C, GO, 5.00%, 8/1/23	10,000	11,306
New York City, Series D, GO, 5.00%, 8/1/28	6,085	6,745
New York City, Series D, GO, 5.00%, 8/1/24	13,145	14,618
New York City, Series E, GO, 5.00%, 8/1/21 (Prerefunded 10/9/20) (2)	6,000	6,023
New York City, Series G, GO, 5.00%, 8/1/21	4,400	4,591
New York City Transitional Fin. Auth., Future Tax Secured, Series F1, 5.00%, 5/1/22	10,000	10,783
New York State Dormitory Auth., Bidding Group, GO, 5.00%, 3/15/24 (3)	5	6
New York State Dormitory Auth., Bidding Group 2, Unrefunded Balance, GO, 5.00%, 3/15/24	9,795	11,391
New York State Dormitory Auth., Orange Regional Medical Center, 4.00%, 12/1/21 (6)	1,500	1,550
New York State Dormitory Auth., Personal Income Tax General Purpose Bond, Series A, 5.00%, 12/15/23	3,400	3,763
New York State Dormitory Auth., Personal Income Tax General Purpose Bond, Series B, GO, 5.00%, 2/15/28	7,350	9,372
New York State Dormitory Auth., Personal Income Tax General Purpose Bond, Series B, GO, 5.00%, 2/15/29	9,855	12,494

New York State Dormitory Auth., Personal Income Tax General Purpose Bond, Series B, RAN, 5.00%, 3/31/21	6,460	6,642
New York State Dormitory Auth., Sales Tax Revenue, Series A, GO, 5.00%, 3/15/28	6,985	8,831
New York State Transportation Dev., American Airlines, 5.00%, 8/1/26 (1)	2,020	2,027
New York State Transportation Dev., American Airlines, John F. Kennedy Int'l. Airport, 5.00%, 8/1/21 (1)	2,200	2,208
New York State Transportation Dev., Delta Airlines, 5.00%, 1/1/22 (1)	2,520	2,599
New York State Transportation Dev., Terminal One Group, 5.00%, 1/1/23 (1)	4,055	4,324
New York State Urban Dev., Personal Income Tax, Series A, 5.00%, 3/15/23	7,100	7,941
New York State Urban Dev., Personal Income Tax, Series A, 5.00%, 3/15/24	3,275	3,806
Port Auth. of New York & New Jersey, Series 178, 5.00%, 12/1/25 (1)	5,000	5,659
Port Auth. of New York & New Jersey, Series 178, 5.00%, 12/1/30 (1)	9,920	11,113
Port Auth. of New York & New Jersey, Series 186, 5.00%, 10/15/22 (1)	6,850	7,498
Port Auth. of New York & New Jersey, Series 207, 5.00%, 9/15/26 (1)	10,030	12,369
Sales Tax Asset Receivable Corp., Series A, 5.00%, 10/15/22	3,310	3,649
Sales Tax Asset Receivable Corp., Series A, GO, 5.00%, 10/15/30	2,000	2,358
		229,706

North Carolina 2.1%

New Hanover County, Regional Medical Center, 5.00%, 10/1/28	1,560	1,622
North Carolina Eastern Municipal Power Agency, Series D, 5.00%, 1/1/23 (Prerefunded 7/1/22) (2)	10,430	11,324
North Carolina Medical Care Commission, Cape Fear Valley Health System, 5.00%, 10/1/23	9,785	10,630
North Carolina Medical Care Commission, Retirement Fac. First Meeting, 4.00%, 1/1/25	250	256

North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/20	105	105
North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/21	120	122
North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/22	215	220
North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/23	150	155
North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/24	180	187
North Carolina Medical Care Commission, Southminster, 5.00%, 10/1/25	125	130
North Carolina Medical Care Commission, United Methodist Retirement Home, 5.00%, 10/1/27	175	190
North Carolina Medical Care Commission, United Methodist Retirement Home, Series A, 5.00%, 10/1/22	350	367
North Carolina Medical Care Commission, United Methodist Retirement Home, Series A, 5.00%, 10/1/23	400	427
North Carolina Medical Care Commission, United Methodist Retirement Home, Series A, 5.00%, 10/1/24	950	1,031
North Carolina Medical Care Commission, United Methodist Retirement Home, Series A, 5.00%, 10/1/26	750	816
North Carolina Medical Care Commission, Vidant Health, 5.00%, 6/1/28	1,575	1,850
North Carolina Medical Care Commission, Wake Forest Baptist, 5.00%, 12/1/27	1,125	1,218
North Carolina Medical Care Commission, Wake Forest Baptist, Series B, 5.00%, 12/1/23	2,000	2,191
North Carolina Municipal Power Agency #1, Catawba Electric, Series E, 5.00%, 1/1/23	1,500	1,648
North Carolina Turnpike Auth., 5.00%, 1/1/21	900	913
Wake County, Series C, GO, 5.00%, 3/1/23	6,200	6,946
		42,348

Ohio 0.6%

Allen County Hosp. Fac., Catholic Healthcare, Series C, VRDN, 0.05%, 6/1/34	550	550

Cleveland Airport System Revenue, Series B, 5.00%, 1/1/22 (1)	900	946
Cleveland Airport System Revenue, Series B, 5.00%, 1/1/23 (1)	1,200	1,305
Cleveland Airport System Revenue, Series B, 5.00%, 1/1/24 (1)	1,200	1,347
Columbus, Series A, GO, 5.00%, 4/1/24	1,810	2,118
Columbus, Series A, GO, 5.00%, 4/1/25	3,445	4,176
Hamilton County, Life Enriching Community, 4.00%, 1/1/21	150	151
Hamilton County, Life Enriching Community, 5.00%, 1/1/22	100	102
Hamilton County, Life Enriching Community, 5.00%, 1/1/23	100	104
Hamilton County, Life Enriching Community, 5.00%, 1/1/24	150	158
Hamilton County, Life Enriching Community, 5.00%, 1/1/25	200	214
Hamilton County, Life Enriching Community, 5.00%, 1/1/26	150	162
		11,333
Oklahoma 0.4%		
Grand River Dam Auth., Series A, 5.00%, 6/1/23	2,000	2,257
Norman Regional Hosp. Auth., 5.00%, 9/1/20	1,820	1,820
Norman Regional Hosp. Auth., 5.00%, 9/1/21	1,675	1,736
Norman Regional Hosp. Auth., 5.00%, 9/1/22	2,060	2,209
		8,022
Oregon 0.5%		
Multnomah County School Dist. No 1, GO, 5.00%, 6/15/24	8,250	9,723
		9,723
Pennsylvania 3.3%		
Allegheny County Hosp. Dev. Auth., Univ. of Pittsburgh Medical Center, 5.00%, 7/15/21	1,000	1,039
Allegheny County Hosp. Dev. Auth., Univ. of Pittsburgh Medical Center, 5.00%, 7/15/22	1,050	1,137
Butler County Hosp. Auth., 4.00%, 7/1/21	325	332
Butler County Hosp. Auth., 5.00%, 7/1/22	405	430
Butler County Hosp. Auth., 5.00%, 7/1/23	355	388

Butler County Hosp. Auth., 5.00%, 7/1/24	2,230	2,504
Butler County Hosp. Auth., 5.00%, 7/1/25	620	711
Butler County Hosp. Auth., 5.00%, 7/1/26	450	511
Butler County Hosp. Auth., 5.00%, 7/1/27	490	555
Commonwealth Fin. Auth., Tobacco Settlement, 5.00%, 6/1/21	6,500	6,712
Commonwealth Fin. Auth., Tobacco Settlement, 5.00%, 6/1/22	1,000	1,076
Commonwealth Fin. Auth., Tobacco Settlement, 5.00%, 6/1/23	1,000	1,117
Commonwealth Fin. Auth., Tobacco Settlement, 5.00%, 6/1/24	2,000	2,315
Delaware River Port Auth., Series B, 5.00%, 1/1/22	6,690	7,091
Delaware River Port Auth., Series B, 5.00%, 1/1/23	2,250	2,483
Lehigh, Lehigh Valley Health Network, 5.00%, 7/1/22	1,300	1,405
Lehigh, Lehigh Valley Health Network, 5.00%, 7/1/23	1,300	1,460
Lehigh, Lehigh Valley Health Network, 5.00%, 7/1/24	1,700	1,974
Northampton County General Purpose Auth., St. Luke's Health Univ., FRN, 70% of 1M USD LIBOR + 1.04%, 1.149%, 8/15/48 (Tender 8/15/24)	4,900	4,876
Pennsylvania, GO, 5.00%, 9/15/22	10,250	11,214
Pennsylvania, Series 2, GO, 5.00%, 10/15/21	2,850	3,001
Philadelphia, Series A, GO, 5.00%, 8/1/21	1,500	1,560
Philadelphia, Series A, GO, 5.00%, 8/1/22	1,660	1,798
Philadelphia, Series A, GO, 5.00%, 8/1/23	1,270	1,428
Philadelphia Hosp. & Higher EFA, Temple Univ. Health System, 5.00%, 7/1/21	975	1,004
Philadelphia Hosp. & Higher EFA, Temple Univ. Health System, 5.00%, 7/1/22	1,175	1,249
Philadelphia Hosp. & Higher EFA, Temple Univ. Health System, 5.00%, 7/1/23	1,175	1,286
Southcentral Pennsylvania General Auth., Wellspan Health, Series E, VRDN, 0.03%, 6/1/35	1,100	1,100
Southeastern Pennsylvania Transportation Auth., GO, 5.00%, 6/1/23	750	842
Southeastern Pennsylvania Transportation Auth., GO, 5.00%, 6/1/24	750	873

Southeastern Pennsylvania Transportation Auth., GO, 5.00%, 6/1/25	1,000	1,203
Southeastern Pennsylvania Transportation Auth., GO, 5.00%, 6/1/26	1,605	1,984
		66,658
Puerto Rico 1.2%		
Puerto Rico Sales Tax Fin., Series A-1, 4.50%, 7/1/34	5,854	6,181
Puerto Rico Sales Tax Fin., Series A-1, Zero Coupon, 7/1/24	5,000	4,613
Puerto Rico Sales Tax Fin., Series A-1, Zero Coupon, 7/1/27	9,628	8,168
Puerto Rico Sales Tax Fin., Series A-1, Zero Coupon, 7/1/31	7,000	5,150
		24,112
Rhode Island 0.4%		
Rhode Island Commerce Corp., GAN, Series A, 5.00%, 6/15/21	3,125	3,234
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/20	2,355	2,355
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/22	550	568
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/23	550	576
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/24	1,290	1,367
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/25	415	444
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/26	450	484
		9,028
South Carolina 2.0%		
Patriots Energy Group Fin. Agency, Series A, VRDN, 4.00%, 10/1/48 (Tender 2/1/24)	15,745	17,455
Piedmont Municipal Power Agency, Electric, Series A, 5.00%, 1/1/23	2,080	2,287

South Carolina Jobs Economic Dev. Auth., Bon Secours Health System, 5.00%, 11/1/24 (Prerefunded 11/1/22) (2)	3,000	3,306
South Carolina Jobs Economic Dev. Auth., Bon Secours Health System, VRDN, 5.00%, 12/1/48 (Tender 10/1/25)	4,575	5,352
South Carolina Ports Auth., 5.00%, 7/1/21 (1)	3,650	3,786
South Carolina Ports Auth., 5.00%, 7/1/23 (1)	2,555	2,862
South Carolina Ports Auth., 5.00%, 7/1/24 (1)	850	985
South Carolina Ports Auth., 5.25%, 7/1/55 (Prerefunded 7/1/25) (1)(2)	3,240	3,986
		40,019
South Dakota 0.1%		
South Dakota HEFA, Sanford Obligated Group, 5.00%, 11/1/29	1,000	1,180
		1,180
Tennessee 2.7%		
Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I, 5.00%, 10/1/20	1,270	1,272
Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I, 5.00%, 10/1/22	1,045	1,077
Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I, 5.00%, 10/1/23	650	677
Greeneville Health & Ed. Fac. Board, Ballad Health Obligated Group, Series A, 5.00%, 7/1/21	1,250	1,288
Greeneville Health & Ed. Fac. Board, Ballad Health Obligated Group, Series A, 5.00%, 7/1/22	3,250	3,469
Greeneville Health & Ed. Fac. Board, Ballad Health Obligated Group, Series A, 5.00%, 7/1/23	4,200	4,649
Greeneville Health & Ed. Fac. Board, Ballad Health Obligated Group, Series A, 5.00%, 7/1/24	3,025	3,331
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation Group, Series 2018A, 5.00%, 7/1/31	1,510	1,637
Metropolitan Gov't. of Nashville & Davidson County, Improvement, GO, 5.00%, 7/1/24	17,760	20,960
Metropolitan Gov't. of Nashville & Davidson County, Unrefunded Balance, GO, 5.00%, 7/1/23	5,065	5,507

Metropolitan Nashville Airport, Series B, 5.00%, 7/1/25 (1)	500	595
Metropolitan Nashville Airport, Series B, 5.00%, 7/1/26 (1)	1,695	2,064
Tennergy Corp., Series A, GO, VRDN, 5.00%, 2/1/50 (Tender 10/1/24)	5,000	5,851
Tennessee Energy Acquisition, Series A, VRDN, 4.00%, 5/1/48 (Tender 5/1/23)	345	373
Tennessee Energy Acquisition, Goldman Sachs, Gas, Series C, 5.00%, 2/1/23	1,410	1,556
Tennessee Energy Acquisition, Goldman Sachs, Gas, Series C, GO, 5.00%, 2/1/24	100	114
		54,420

Texas 11.9%

Austin Airport System Revenue, 5.00%, 11/15/27 (1)	1,780	2,051
Austin Airport System Revenue, Series B, 5.00%, 11/15/22 (1)	620	679
Austin Airport System Revenue, Series B, 5.00%, 11/15/23 (1)	700	794
Austin Airport System Revenue, Series B, 5.00%, 11/15/29 (1)	1,200	1,443
Austin Water & Wastewater System Revenue, 5.00%, 11/15/32	2,095	2,606
Central Texas Regional Mobility Auth., 5.00%, 1/1/24	1,025	1,169
Central Texas Regional Mobility Auth., 5.00%, 1/1/25	1,195	1,407
Central Texas Regional Mobility Auth., 5.00%, 1/1/26	1,605	1,941
Central Texas Regional Mobility Auth., 5.00%, 1/1/28	1,700	2,019
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/21	500	508
Clifton Higher Ed. Fin., Intl. Leadership, Series D, 5.00%, 8/15/21	670	690
Clifton Higher Ed. Fin., Intl. Leadership, Series D, 5.00%, 8/15/22	1,000	1,060
Clifton Higher Ed. Fin., Intl. Leadership, Series D, 5.00%, 8/15/23	1,505	1,637
Clifton Higher Ed. Fin., Intl. Leadership, Series D, 5.00%, 8/15/24	3,120	3,472
Dallas Independent School Dist., Series A, GO, 5.00%, 2/15/23	8,615	9,625
Dallas/Fort Worth Int'l. Airport, VRDN, 0.09%, 5/1/32 (1)	1,000	1,000
Dallas/Fort Worth Int'l. Airport, Series B, 5.00%, 11/1/22 (1)	1,785	1,947

Dallas/Fort Worth Int'l. Airport, Series B, 5.00%, 11/1/29 (Prerefunded 11/1/20) (2)	6,805	6,859
Dallas/Fort Worth Int'l. Airport, Series C, 5.00%, 11/1/20	1,000	1,008
Garland Independent School Dist., GO, 5.00%, 2/15/23	11,470	11,713
Grand Parkway Transportation, BAN, 5.00%, 2/1/23	5,035	5,535
Gulf Coast Auth., Series B, VRDN, 0.06%, 6/1/25 (1)	2,485	2,485
Harris County Cultural Ed. Fac. Fin., 5.00%, 6/1/23	1,385	1,551
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health, 5.00%, 12/1/24	1,865	2,041
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health, 5.00%, 12/1/25 (Prerefunded 12/1/22) (2)	2,780	3,074
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health, 5.00%, 12/1/26	1,500	1,861
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health, VRDN, 5.00%, 7/1/49 (Tender 12/1/22)	1,825	2,013
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health, VRDN, 5.00%, 7/1/49 (Tender 12/1/24)	1,880	2,220
Harris County Cultural Ed. Fac. Fin., Texas Children's Hosp., 5.00%, 10/1/28	3,110	3,704
Harris County Cultural Ed. Fac. Fin., Texas Children's Hosp., VRDN, 5.00%, 10/1/41 (Tender 10/1/24)	4,000	4,712
Harris County Health Fac. Dev., Methodist Hospital System, Series A-1, VRDN, 0.02%, 12/1/41	2,050	2,050
Harris County Metropolitan Transit Auth., Sales & Use Tax, Series B, 5.00%, 11/1/22	10,915	12,006
Houston, Series A, GO, 5.00%, 3/1/21	1,375	1,407
Houston, Series A, GO, 5.00%, 3/1/22	725	776
Houston Airport System Revenue, Series A, 5.00%, 7/1/22 (1)	2,605	2,705
Houston Combined Utility System, Series B, 4.00%, 11/15/21	800	837
Houston Combined Utility System, Series B, 5.00%, 11/15/22	800	884
Houston Combined Utility System, Series B, 5.00%, 11/15/23	975	1,122
Houston Hotel Occupancy Tax & Special Revenue, 5.00%, 9/1/21	3,000	3,078
Houston Hotel Occupancy Tax & Special Revenue, 5.00%, 9/1/22	2,500	2,616

Houston Independent School Dist., Permanent School Fund, GO, 5.00%, 2/15/25	3,830	4,620
Love Field Airport Modernization, Southwest Airlines, 5.00%, 11/1/28 (1)	1,000	1,038
Lower Colorado River Auth., 5.00%, 5/15/21	1,725	1,782
Lower Colorado River Auth., 5.00%, 5/15/22	2,180	2,252
Lower Colorado River Auth., GO, 5.00%, 5/15/23	725	813
Lower Colorado River Auth., GO, 5.00%, 5/15/24	1,045	1,216
Lower Colorado River Auth., Series A, 5.00%, 5/15/21	2,025	2,092
Lower Colorado River Auth., Transmission Services, GO, 5.00%, 5/15/24	270	314
Lower Colorado River Auth., Transmission Services, GO, 5.00%, 5/15/25	1,000	1,202
Lower Neches Valley IDC, VRDN, 0.03%, 5/1/46	5,150	5,150
North Texas Tollway Auth., 1st Tier, Series 2014-A, 5.00%, 1/1/22	1,200	1,275
North Texas Tollway Auth., 1st Tier, Series 2016-A, 5.00%, 1/1/22	2,000	2,124
North Texas Tollway Auth., 1st Tier, Series A, 5.00%, 1/1/23	2,320	2,568
North Texas Tollway Auth., 1st Tier, Series A, 5.00%, 1/1/27	4,600	5,249
North Texas Tollway Auth., 1st Tier, Series B, 5.00%, 1/1/21	350	355
North Texas Tollway Auth., 1st Tier, Series B, 5.00%, 1/1/22	500	531
North Texas Tollway Auth., Special Projects, Series D, 5.00%, 9/1/29 (Prerefunded 9/1/21) (2)	3,285	3,442
North Texas Tollway Auth., Series A, 5.00%, 1/1/23	2,400	2,656
North Texas Tollway Auth., Series A, 5.00%, 1/1/24	10,000	11,060
North Texas Tollway Auth., Series A, 5.00%, 1/1/28	125	147
North Texas Tollway Auth., Series A, 5.00%, 1/1/30	1,650	1,940
North Texas Tollway Auth., Series A, 5.50%, 9/1/41 (Prerefunded 9/1/21) (2)	2,000	2,106
Plano Independent School Dist., Permanent School Fund, Series A, GO, 5.00%, 2/15/22	1,775	1,899
San Antonio, GO, 5.00%, 2/1/23	5,880	6,556
San Antonio Electric & Gas, 5.00%, 2/1/23	4,380	4,879

Tarrant County Cultural Ed. Fac. Fin., Series A, 5.00%, 11/15/21	925	963
Tarrant County Cultural Ed. Fac. Fin., Series A, 5.00%, 11/15/22	885	949
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch, Series A, 5.25%, 12/15/25	2,500	3,040
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch, Series D, 6.25%, 12/15/26	19,180	22,687
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/25	1,340	1,449
Texas Municipal Gas Acquisition & Supply III, Macquarie Group, 5.00%, 12/15/24	5,090	5,516
Texas Municipal Gas Acquisition & Supply III, Macquarie Group, 5.00%, 12/15/27	7,185	7,729
Texas State Univ. System, Series A, 5.00%, 3/15/22	2,000	2,146
Texas State Univ. System, Series A, 5.00%, 3/15/23	1,000	1,119
Texas Transportation Commission, 1st Tier, 5.00%, 10/1/23	7,325	8,383
Texas Transportation Commission State Highway Fund, Series A, 5.00%, 4/1/23	4,000	4,486
Univ. of Texas, Series I, 5.00%, 8/15/21	3,000	3,139
		239,177
Utah 0.7%		
Salt Lake City Airport Revenue, Series A, 5.00%, 7/1/23 (1)	4,975	5,551
Salt Lake City Airport Revenue, Series A, 5.00%, 7/1/26 (1)	1,000	1,217
Salt Lake City Airport Revenue, Series A, 5.00%, 7/1/27 (1)	2,000	2,487
Utah, Series B, GO, 5.00%, 7/1/24	4,250	5,023
		14,278
Virginia 6.3%		
Arlington County IDA, Virginia Hospital Center, 5.00%, 7/1/23	375	421
Arlington County IDA, Virginia Hospital Center, 5.00%, 7/1/24	825	961
Arlington County IDA, Virginia Hospital Center, 5.00%, 7/1/28	880	1,135
Chesapeake Bay Bridge & Tunnel Dist., BAN, 5.00%, 11/1/23	10,190	11,443
Fairfax County Economic Dev. Auth., Series B, VRDN, 0.06%, 12/1/33	1,400	1,400

Fairfax County IDA, Inova Health, 5.00%, 8/15/23	6,100	6,666
Fairfax County IDA, Inova Health, VRDN, 5.00%, 5/15/57 (Tender 5/15/23)	3,600	4,041
Fairfax County IDA, Inova Health, Series D, 5.00%, 5/15/27	4,000	4,297
Halifax County IDA, Electric and Power Company Project, Series A, VRDN, 0.45%, 12/1/41 (Tender 4/1/22)	3,175	3,174
Hampton Roads Sanitation Dist., Wastewater, Series A, 5.00%, 7/1/22	850	926
Hampton Roads Transportation Accountability Commission, Series A, BAN, 5.00%, 7/1/22	15,550	16,886
Lynchburg Economic Dev. Auth., Central Health Obligation, Series B, VRDN, 0.03%, 1/1/47	500	500
Norfolk Water, 5.00%, 11/1/20	1,000	1,008
Norfolk Water, 5.00%, 11/1/22	5,000	5,520
Prince William County IDA, Novant Health, 5.00%, 11/1/26	1,870	2,029
Richmond Public Utility, Series A, 5.00%, 1/15/22	1,500	1,599
Virginia College Building Auth., 5.00%, 2/1/26 (Prerefunded 2/1/22) (2)	11,140	11,895
Virginia College Building Auth., 21st Century College & Equipment Programs, Series B, 5.00%, 2/1/24	9,400	10,925
Virginia College Building Auth., Public Higher Ed. Fin. Program, Series A, 5.00%, 9/1/21	2,045	2,144
Virginia College Building Auth., Public Higher Ed. Fin. Program, Series B, 5.00%, 9/1/23	4,000	4,563
Virginia Commonwealth Transportation Board, GAN, 5.00%, 9/15/21	1,975	2,074
Virginia Public Building Auth., Series B, GO, 5.00%, 8/1/24	3,000	3,561
Virginia Public Building Auth., Series B, GO, 5.00%, 8/1/25	1,325	1,628
Virginia Public Building Auth., Series B, GO, 5.00%, 8/1/26	2,000	2,529
Virginia Public School Auth., 5.00%, 8/1/27	4,000	4,884
Virginia Public School Auth., 1997 Resolution, Series 2016B, 5.00%, 8/1/22	3,255	3,556
Virginia Public School Auth., 1997 Resolution, Series 2018B, 5.00%, 8/1/22	2,825	3,086
Virginia Public School Auth., 1997 Resolution, Series B, 5.00%, 8/1/21	2,800	2,924

Virginia Transportation Board, Capital Projects, Series A, 5.00%, 5/15/22	775	839
Virginia Transportation Board, Federal Highway, GAN, 5.00%, 9/15/23	10,000	11,454
		128,068
Washington 1.9%		
Energy Northwest, Columbia Generating, Series A, 5.00%, 7/1/23	6,745	7,014
Port of Seattle, Series C, 5.00%, 4/1/21 (1)	1,125	1,155
Univ. of Washington, Series A, VRDN, 5.00%, 5/1/48 (Tender 5/1/22)	10,400	10,972
Washington, Series A-1, GO, 5.00%, 8/1/27	4,130	5,057
Washington, Various Purpose, Series A, GO, 5.00%, 8/1/21	3,450	3,603
Washington Health Care Fac. Auth., Commonspirit Health, Series B-2, VRDN, 5.00%, 8/1/49 (Tender 8/1/25)	2,450	2,825
Washington Health Care Fac. Auth., Commonspirit Health, Series B-3, VRDN, 5.00%, 8/1/49 (Tender 8/1/26)	6,900	8,132
		38,758
Wisconsin 1.5%		
Wisconsin, Series 2, GO, 5.00%, 11/1/21	1,400	1,479
Wisconsin, Series 2011-2, GO, 5.00%, 11/1/22	11,250	11,895
Wisconsin, Series 2017-2, GO, 5.00%, 11/1/22	5,470	6,040
Wisconsin, Series A, GO, 5.00%, 5/1/23	4,175	4,708
Wisconsin Clean Water Fund Leveraged Loan Portfolio, 5.00%, 6/1/25 (Prerefunded 6/1/24) (2)	5,000	5,873
Wisconsin HEFA, UnityPoint Health, Series A, 5.00%, 12/1/20	400	404
		30,399
Total Investments in Securities		
100.2% of Net Assets (Cost $1,957,040)		**$ 2,022,998**

The accompanying notes are an integral part of these financial statements.

August 31, 2020 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities. The fund has three classes of shares: the Tax-Free Short-Intermediate Fund (Investor Class), the Tax-Free Short-Intermediate Fund–Advisor Class (Advisor Class), and the Tax-Free Short-Intermediate Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On August 31, 2020, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $792,011,000 and $731,666,000, respectively, for the six months ended August 31, 2020.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of February 29, 2020, the fund had $2,543,000 of available capital loss carryforwards.

At August 31, 2020, the cost of investments for federal income tax purposes was $1,957,040,000. Net unrealized gain aggregated $65,958,000 at period-end, of which $68,919,000 related to appreciated investments and $2,961,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At August 31, 2020, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2020, expenses incurred pursuant to these service agreements were $33,000 for Price Associates and $108,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

As of August 31, 2020, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 34,412,351 shares of the Investor Class, representing 14% of the Investor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended August 31, 2020, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of August 31, 2020.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at a meeting held on March 9–10, 2020 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2019, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may have received some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. However, the Board also considered that, effective January 2020, the Advisor began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2020. With the new breakpoint, the group fee rate will decline to 0.260% when the combined average net assets of the applicable T. Rowe Price funds exceed $845 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the third quintile (Investor Class Expense Group) and fourth quintile (Advisor Class Expense Group and Expense Universe), and the fund’s total expenses ranked in the first and fourth quintiles (Investor Class Expense Group), first quintile (Advisor Class Expense Group), and second and fourth quintiles (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 16, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	October 16, 2020